Supplement Dated October 8, 2010
To the Product Prospectus for:

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account Y

American Legacy VULCV-IV

This supplement outlines certain changes to your variable universal life insurance product prospectus.  It is for informational purposes only; no action is required on your part.  Keep this supplement with your prospectus for future reference. Unless otherwise indicated, these changes are effective as of the date of this supplement.

Changes to “Charges and Fees” (under “POLICY SUMMARY”, sub-section “Charges and Fees”):

The following replaces the “Charge for a Representative Insured” under the “Surrender Charge” section of Table I: Transaction Fees:

Charge	When Charge is Deducted	Amount Deducted
Surrender Charge*
Charge for a Representative Insured	Upon full surrender of your policy (years 1-15). When you make certain specified amount decreases (years 1-10).
For a male, age 45, nonsmoker, in year one, the maximum surrender charge is $33.90 per $1,000 of specified amount.

For a female, age 45, nonsmoker, in year one the maximum surrender charge is $28.87 per $1,000 of specified amount.

* These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from you financial advisor.

SUPP-10.120